SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                     FORM 8-K


                   Current Report Pursuant To Section 13 or 15(d) of
                          the Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported):
                                  October 26, 1998


                              THE PROVIDENT BANK
          (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1997, which forms Provident Bank Home Equity Loan Trust 1997-A, which will issue the Provident Bank Home Equity Loan Trust 1997-A, Revolving Home Equity Loan Asset-Backed Certificates, Series 1997-A)


                              THE PROVIDENT BANK
              (Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                  (State or Other Jurisdiction of Incorporation)


                333-35275                            31-0412725
            (Commission File Number)                 (I.R.S. Employer
                                                     Identification No.)


              ONE EAST FOURTH STREET
              CINCINNATI, OHIO                            45202
             (Address of principal executive offices)     (Zip Code)


               Registrant's Telephone Number, Including Area Code:
                                (513) 579-2000


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of October 26, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of November 25, 1998.


                                   SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1997.


          Date:  January 19, 1999    By:  /s/ Judy L. Gomez
                                     Judy L. Gomez
                                     Assistant Vice President


                                  EXHIBIT INDEX



          Document


          Monthly Remittance Statement to the Certificateholders dated as of October 26, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of November 25, 1998.





Provident Bank Revolving Home Equity Loan Trust 1997-A
Asset Backed Certificates
 Series 1997-A

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

      Investor 165,590,000.00 109,913,534.09     546,472.54   3,931,552.42   4,
>478,024.96           0.00           0.00 105,981,981.67
      Transfero          0.00           0.00     225,551.41   3,135,253.51   3,
>360,804.92           0.00           0.00           0.00



















TOTALS         165,590,000.00 109,913,534.09     772,023.95   7,066,805.93   7,
>838,829.88           0.00           0.00 105,981,981.67

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

      Investor 743844AV4          663.769153       3.300154      23.742692
> 27.042847     640.026461       5.773750%         N/A
      Transferor                    0.000000       1.362108      18.933834
> 20.295941       0.000000       0.000000%      0.000000%


















SELLER:                       The Provident Bank                           ADMI
>NISTRATOR:                 Alan T. Sueda
SERVICER:                     The Provident Bank
>                          Bankers Trust Company
LEAD UNDERWRITER:             Lehman Brothers
>                           3 Park Plaza
RECORD DATE:                  September 30, 1998
>                          Irvine, CA 92714
DISTRIBUTION DATE:            October 26, 1998
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 2
>                            (c) COPYRIGHT 1998 Bankers Trust Company

>                                                       Provident Bank Revolvin
>g Home Equity Loan Trust 1997-A

>                                                       Asset Backed Certificat
>es

>                                                         Series 1997-A


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  October 26, 1998


>                                                       TOTAL SERVICING FEES AC
>CRUED FOR THE CURRENT PERIOD:                                        47,909.60
>

>                                                       TRUSTEE FEES PAYABLE TO
> THE TRUSTEE FOR THE CURRENT PERIOD:                                    958.19
>

>                                                       INSURANCE PREMIUM PAYAB
>LE TO THE CERTIFICATE INSURER FOR THE CURRENT PERIOD:                 9,464.78
>


>                                                        DELINQUENT AND
>                                                                         LOANS
>

>                                                        FORECLOSURE LOAN
>                          30-59       60-89        90 +                    IN
>

>                                                        INFORMATION
>                           DAYS        DAYS        DAYS      TOTAL FORECLOSURE
>

>                                                        PRINCIPAL BALANCE
>                      1,339,431.   8,765.41   66,805.45 1,415,002.07211,797.30
>

>                                                       PERCENTAGE OF POOL BALA
>NCE                      1.2061%     0.0079%     0.0602%    1.2742%    0.1907%
>

>                                                        NUMBER OF LOANS
>                              72           4         14          90          7
>



>                                                       INVESTOR FLOATING ALLOC
>ATION PERCENTAGE                                                        93.64%
>


>                                                        THE INVESTED AMOUNT
>                                                                107,671,679.83
>


>                                                       AGGREGATE BEGINNING POO
>L BALANCE                                                       114,983,048.53
>

>                                                       AGGREGATE ENDING POOL B
>ALANCE                                                          111,051,496.11
>


>                                                       OVERCOLLATERALIZATION A
>MOUNT                                                             1,689,698.16
>


>                                                       CREDIT ENHANCEMENT DRAW
> AMOUNT                                                           2,241,854.26
>


>                                                       TRANSFEROR NOTIONAL BAL
>ANCE                                                              3,379,816.28
>

>                                                       TRANSFEROR CURRENT PERI
>OD CERTIFICATE INTEREST                                             49,090.29
>

>                                                       AVAILABLE FUNDS REMAINI
>NG TO TRANSFEROR FOR CURRENT PERIOD                                 176,461.12
>


>                                                       BOOK VALUE OF ANY REO P
>ROPERTY                                                                   0.00
>



>                                                       ACCRUED INVESTOR CERTIF
>ICATE INTEREST SHORTFALL TRACKING :


>
>                                 BEG UNPAID    LESS :     PLUS :   ENDING UNPA
>

>
>                                  INTEREST    CURRENT     CURRENT    INTEREST
>

>
>                                 SHORTFALL    PAYMENT    SHORTFALL   SHORTFALL
>

>
>                      CLASS A          0.00        0.00        0.00       0.00
>


>
>                      TOTALS :         0.00        0.00        0.00       0.00
>


>                                                       UNREIMBURSED INVESTOR L
>OSS REDUCTION AMOUNTS :


>
>                                 BEG UNPAID    LESS :     PLUS :   ENDING UNPA
>

>
>                                LOSS REDUCTI  CURRENT  LOSS REDUCTILOSS REDUCT
>

>
>                                   AMOUNT     PAYMENT      AMOUNT     AMOUNT
>

>
>                      CLASS A          0.00        0.00        0.00       0.00
>


>
>                      TOTALS :         0.00        0.00        0.00       0.00
>



>
>                          Page 2 of 2                     (c) COPYRIGHT 1998 B
>










































































































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ankers Trust Company






Provident Bank Revolving Home Equity Loan Trust 1997-A
Asset Backed Certificates
 Series 1997-A

Statement  To  Certificateholders

DISTRIBUTIONS IN DOLLARS
                                       PRIOR
>                                                CURRENT
                     ORIGINAL      PRINCIPAL
>                 REALIZED       DEFERRED      PRINCIPAL
     CLASS         FACE VALUE        BALANCE       INTEREST      PRINCIPAL
>     TOTAL         LOSSES       INTEREST        BALANCE

      Investor 165,590,000.00 105,981,981.67     476,864.16   5,093,514.66   5,
>570,378.82           0.00           0.00 100,888,467.01
      Transfero          0.00           0.00     400,400.44   2,616,623.70   3,
>017,024.14           0.00           0.00           0.00



















TOTALS         165,590,000.00 105,981,981.67     877,264.60   7,710,138.36   8,
>587,402.96           0.00           0.00 100,888,467.01

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
>                           PASS-THROUGH
                                       PRIOR
>                  CURRENT      RATES
                                   PRINCIPAL
>                PRINCIPAL
     CLASS          CUSIP            BALANCE       INTEREST      PRINCIPAL
>     TOTAL        BALANCE        CURRENT           NEXT

      Investor 743844AV4          640.026461       2.879788      30.759796
> 33.639585     609.266665       5.399380%         N/A
      Transferor                    0.000000       2.418023      15.801822
> 18.219845       0.000000       0.000000%      0.000000%


















SELLER:                       The Provident Bank                           ADMI
>NISTRATOR:                 Alan T. Sueda
SERVICER:                     The Provident Bank
>                          Bankers Trust Company
LEAD UNDERWRITER:             Lehman Brothers
>                           3 Park Plaza
RECORD DATE:                  October 30, 1998
>                          Irvine, CA 92714
DISTRIBUTION DATE:            November 25, 1998
>        FACTOR INFORMATION(800) 735-7777
                                                                Page 1 of 2
>                            (c) COPYRIGHT 1998 Bankers Trust Company

>                                                       Provident Bank Revolvin
>g Home Equity Loan Trust 1997-A

>                                                       Asset Backed Certificat
>es

>                                                         Series 1997-A


>                                                       Statement  To  Certific
>ateholders



>                                                        Distribution Date:
>  November 25, 1998


>                                                       TOTAL SERVICING FEES AC
>CRUED FOR THE CURRENT PERIOD:                                        46,271.46
>

>                                                       TRUSTEE FEES PAYABLE TO
> THE TRUSTEE FOR THE CURRENT PERIOD:                                    925.43
>

>                                                       INSURANCE PREMIUM PAYAB
>LE TO THE CERTIFICATE INSURER FOR THE CURRENT PERIOD:                 8,831.83
>


>                                                        DELINQUENT AND
>                                                                         LOANS
>

>                                                        FORECLOSURE LOAN
>                          30-59       60-89        90 +                    IN
>

>                                                        INFORMATION
>                           DAYS        DAYS        DAYS      TOTAL FORECLOSURE
>

>                                                        PRINCIPAL BALANCE
>                      693,642.24  83,974.77   82,341.53  859,958.54 212,434.90
>

>                                                       PERCENTAGE OF POOL BALA
>NCE                      0.6546%     0.0793%     0.0777%    0.8116%    0.2005%
>

>                                                        NUMBER OF LOANS
>                              45           6          12         63          6
>



>                                                       INVESTOR FLOATING ALLOC
>ATION PERCENTAGE                                                        92.37%
>


>                                                        THE INVESTED AMOUNT
>                                                              102,578,165.17
>


>                                                       AGGREGATE BEGINNING POO
>L BALANCE                                                      111,051,496.11
>

>                                                       AGGREGATE ENDING POOL B
>ALANCE                                                         105,957,981.45
>


>                                                       OVERCOLLATERALIZATION A
>MOUNT                                                             1,689,698.16
>


>                                                       CREDIT ENHANCEMENT DRAW
> AMOUNT                                                           3,403,816.50
>


>                                                       TRANSFEROR NOTIONAL BAL
>ANCE                                                              3,379,816.28
>

>                                                       TRANSFEROR CURRENT PERI
>OD CERTIFICATE INTEREST                                             66,936.09
>

>                                                       AVAILABLE FUNDS REMAINI
>NG TO TRANSFEROR FOR CURRENT PERIOD                                 333,464.35
>


>                                                       BOOK VALUE OF ANY REO P
>ROPERTY                                                                   0.00
>



>                                                       ACCRUED INVESTOR CERTIF
>ICATE INTEREST SHORTFALL TRACKING :


>
>                                 BEG UNPAID    LESS :     PLUS :   ENDING UNPA
>

>
>                                  INTEREST    CURRENT     CURRENT    INTEREST
>

>
>                                 SHORTFALL    PAYMENT    SHORTFALL   SHORTFALL
>

>
>                      CLASS A          0.00        0.00        0.00       0.00
>


>
>                      TOTALS :         0.00        0.00        0.00       0.00
>


>                                                       UNREIMBURSED INVESTOR L
>OSS REDUCTION AMOUNTS :


>
>                                 BEG UNPAID    LESS :     PLUS :   ENDING UNPA
>

>
>                                LOSS REDUCTI  CURRENT  LOSS REDUCTILOSS REDUCT
>

>
>                                   AMOUNT     PAYMENT      AMOUNT     AMOUNT
>

>
>                      CLASS A          0.00        0.00        0.00       0.00
>


>
>                      TOTALS :         0.00        0.00        0.00       0.00
>



>
>                          Page 2 of 2                     (c) COPYRIGHT 1998 B
>










































































































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ID
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ankers Trust Company